UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

DUOYUAN PRINTING, INC.
 (Exact name of registrant as specified in its charter)

Wyoming	001-34520	91-1922225
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing Industrial Development Zone Beijing, People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 10 6021 2222

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
In connection with the disclosure requirements under the Section 303A of the New York Stock Exchange Listed Company Manual, Duoyuan Printing, Inc. (the “Company”) is disclosing the following items relating to the Company’s corporate governance as of the date of this current report:
Director Independence
Our board of directors consists of Guo Wenhua, Cai Lianjun, Xie Punan, Sik Siu Kwan and Chui Man Lung, with Mr. Guo serving as the chairman of the board of directors. Our board of directors has determined that Messrs. Cai, Xie, Sik and Chui are each an independent director as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (the “SEC”) rules. In making these determinations, our board of directors has concluded that none of those members has a relationship that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Guo Wenhua is not considered independent because of his former service as the Company’s Chief Executive Officer as recent as in June 2009.
Executive Session
The independent members of the Board shall meet in executive sessions (without the participation of executive officers or other non-independent directors) at least twice annually. The presiding director at the executive sessions is designated by the independent directors on an annual basis. Interested persons may contact our independent directors by sending written comments directed to the “Presiding Director”, care of the Corporate Secretary to our principal executive offices. Our Corporate Secretary will deliver the unopened materials forthwith to the presiding director.
Board Committees
Our board of directors has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each operates under a written charter adopted by our board of directors, copies of which are available on the Investor Relations section of our website at www.duoyuan.com. The information contained on our website is not incorporated by reference into this current report. Our board of directors has determined that each member of these committees is an independent director as defined by the listing standards of the NYSE and SEC rules.
Our board of directors and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate. The committees report on their activities and actions to our board of directors.
Audit Committee
Our Audit Committee reports to our board of directors regarding the appointment of our independent public accountants, the scope and results of our annual audits, compliance with our accounting and financial policies and management’s procedures and policies relating to the adequacy of our internal accounting controls. Our Audit Committee consists of Cai Lianjun, Xie Punan, Sik Siu Kwan and Chui Man Lung, each of whom is an independent director as defined by the listing standards of the NYSE and SEC rules, with Cai Lianjun serving as the chairman of the Audit Committee. Our board of directors has determined that Chui Man Lung (Everett) is an “Audit Committee Financial Expert,” as defined in Item 407(d)(5) of Regulation S-K.

Our Audit Committee is responsible for, among other things:
•
the appointment, evaluation, compensation, oversight and termination of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting);

•	an annual performance evaluation of the audit committee;

•
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters or potential violations of law, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or potential violations of law;

•
ensuring that it receives an annual report from our independent auditor describing our internal control procedures and any steps taken to deal with material control deficiencies and attesting to the auditor’s independence and describing all relationships between the auditor and us;

•	reviewing our annual audited financial statements and quarterly financial statements with management and our independent auditor;

•	preparing the disclosure required by Item 407(d)(3)(i) of Regulation S-K;

•	reviewing and approving all proposed related party transactions;

•	reviewing our policies with respect to risk assessment and risk management;

•	meeting separately and periodically with management and our independent auditor; and

•	reporting regularly to our board of directors.
Compensation Committee
Our Compensation Committee assists the board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. In addition, the compensation committee reviews stock compensation arrangements for all of our other employees. Members of the Compensation Committee are not prohibited from direct involvement in determining their own compensation. Our Chief Executive Officer will not be permitted to be present at any committee meeting during which his compensation is deliberated. Our Compensation Committee consists of Sik Siu Kwan, Chui Man Lung and Cai Lianjun, with Sik Siu Kwan serving as the chairman of the Compensation Committee.
Our Compensation Committee is responsible for, among other things:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting the compensation level of our chief executive officer based on this evaluation;

•	reviewing and making recommendations to the board with respect to the compensation of our executives, incentive compensation and equity-based plans that are subject to board approval;

•	preparing the disclosure required by Item 407(e)(5) of Regulation S-K; and

•	providing annual performance evaluations of the compensation committee.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee assists the board of directors in identifying and selecting or recommending individuals qualified to become our directors, developing and recommending corporate governance principles and overseeing the evaluation of our board of directors and management. Our Nominating and Corporate Governance Committee consists of Chui Man Lung, Cai Lianjun and Sik Siu Kwan, with Chui Man Lung serving as the chairman of the Nominating and Corporate Governance Committee.
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•	selecting and recommending to our board nominees for election or re-election to our board, or for appointment to fill any vacancy;

•	reviewing annually with our board the current composition of the board of directors with regards to characteristics such as independence, age, skills, experience and availability of service to us;

•
selecting and recommending to our board the names of directors to serve as members of the audit committee and the compensation committee, as well as the nominating and corporate governance committee itself;

•
advising our board of directors periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to our board of directors on all matters of corporate governance and on any remedial action to be taken; and

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines that address the composition of our board of directors, criteria for membership on our board of directors and other governance matters related to our board of directors. Our director nomination process is also set forth in our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines is available under the Investor Relations section of our website at www.duoyuan.com. The information contained on our website is not incorporated by reference into this current report.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. A copy of our Code of Business Conduct and Ethics is available on the Investor Relations section of our website at www.duoyuan.com. The information contained on our website is not incorporated by reference into this current report. If we make any substantive amendments to the code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC.
Date: March 15, 2011	By:	/s/Xiqing Diao
		Name:	Xiqing Diao
		Title:	Chief Executive Officer